******************** PRELIMINARY INFORMATION ONLY **************************



			Marketing Memorandum for
		Vanderbilt Mortgage and Finance, Inc.,
	Manufactured Housing Contract, Senior/Subordinate
	       Pass-Through Certificates, Series 1997B

---------------------------------------------------------------------------

	GROUP I CERTIFICATES:
	$ [  47,400,000.00] Class IA-1  Fixed Rate Certificates -  [TBD%]
	$ [  40,900,000.00] Class IA-2  Fixed Rate Certificates -  [TBD%]
	$ [  29,200,000.00] Class IA-3  Fixed Rate Certificates -  [TBD%]
	$ [  16,400,000.00] Class IA-4  Fixed Rate Certificates -  [TBD%]
	$ [  26,299,000.00] Class IA-5  Fixed Rate Certificates -  [TBD%]
	$ [  15,535,000.00] Class IA-6  Fixed Rate Certificates -  [TBD%]
	$ [  10,681,000.00] Class IB-1  Fixed Rate Certificates -  [TBD%]
	$ [   7,768,000.00] Class IB-2  Fixed Rate Certificates -  [TBD%]

	GROUP II CERTIFICATES:
	$ [  80,700,000] Class IIA-1    Adjustable Rate Certificates - [1M LIBOR + __ bps]
	$ [  13,095,000] Class IIB-1    Adjustable Rate Certificates - [1M LIBOR + __ bps]
	$ [   5,612,000] Class IIB-2    Adjustable Rate Certificates - [1M LIBOR + __ bps]
	$ [   7,483,000] Class 11B-3    Adjustable Rate Certificates - [1M LIBOR + __ bps]

	-------------------------------------------------------------------------------


The information provided herein is provided solely by Prudential Securities Incorporated ("PSI") as underwriter for the Vanderbilt Mortgage and Finance, Series 1997B transaction, and not by or as agent for Vanderbilt Mortgage and Finance, Inc. or any of its affiliates
(the "Sponsor"). The Sponsor has not prepared, reviewed or participated in the preparation hereof, is not responsible for the accuracy hereof and has not authorized the dissemination hereof. The analysis in this report is accurate to the best of PSI's knowledge and is based on information provided by the Sponsor. PSI makes no representations as to the accuracy of such information provided to it by the Sponsor. All assumptions and information in this report reflect PSI's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, PSI does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. PSI (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to here, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, PSI may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein shall be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consumated without the purchaser first having received a prospectus and, if required, prospectus supplement. Finally, PSI has not addressed the legal, accounting and tax implications of the analysis with respect to you, and PSI strongly urges you to seek advice from your counsel, accountant and tax advisor. The Certificates are being offered pursuant to a Prospectus which includes a Prospectus Supplement (together, the "Prospectus"). The information contained herein will be superseded by the final Prospectus.

******************** PRELIMINARY INFORMATION ONLY **************************

		Vanderbilt Mortgage and Finance, Inc., Series 1997B
				Preliminary Marketing Memo

Title of Securities:    VMF 1997-B, Class IA-1, Class IA-2, Class IA-3,
                        Class IA-4, Class IA-5, Class IA-6, Class IB-1 and
                        Class IB-2 Fixed Rate Group Certificates and Class IIA-1,Class IIB-1, Class IIB-2 and
                        Class IIB-3 Adjustable Rate Group Certificates

Seller:			Vanderbilt Mortgage and Finance, Inc.

Servicer:		Vanderbilt Mortgage and Finance, Inc.

Trustee:		The Chase Manhattan Bank


						CREDIT ENHANCEMENT
						------------------
						1) Excess interest
						2) Over-Collateralization
						3) Cross-Collateralization
						4) Subordination

Excess Interest:	Excess interest cashflows from each group will be
                        available as credit enhancement for the related group.

Overcollateralization:	The credit enhancement provisions of the Trust are
                        intended to provide for the limited acceleration of the senior Certificates relative to the amortization of the related collateral, generally in the early months of the transaction. Accelerated amortization is achieved by applying excess servicing and the servicing fee (while VMF is the servicer) collected on the collateral to the payment of
                        principal on the Senior	Certificates, resulting in
                        the build up of overcollateralization ("O/C"). By paying down the principal balance of the certificates faster than the principal amortization of the respective collateral pool, an O/C amount equal to the excess of the aggregate principal balance of the collateral pool over the principal balance of the related Certificates is created. Excess cashflow will be directed to build the O/C amount until the pool reaches its required O/C target. Upon this event the acceleration feature will cease, unless it is once again necessary to maintain the required O/C level.

			FIXED RATE CERTIFICATES
			NA

			ADJUSTABLE RATE CERTIFICATES
			Initial Deposit: [0.00%]	       Target: [4.25%]

			These O/C percentages are subject to step-downs beginning in month [61] if the Subordinate Class Principal distribution tests are met.

Cross-
Collateralization:	Excess spread from each of the two collateral groups,
                        if not needed to credit enhance its own group will be available to credit enhance the other group.

Subordination:						     GROUP I (Fixed)	GROUP II (Adjustable)
                                                                                                      								-------			--------
			Class IA-1 - IA-5 + IIA-1 (Aaa)		[17.50]%		[24.50]%
			Class IA-6 + IIB-1        (Aa3)   	[ 9.50]%		[12.25]%
			Class IB-1 + IIB-2        (Baa2)	[ 4.00]%		[ 7.00]%
			Class IB-2 + IIB-3        (Baa2)


Class Sizes:						        GROUP I			GROUP II
							        -------			--------
			Class IA-1 - IA-5 + IIA-1 (Aaa)		[82.50]%		[75.50]%
			Class IA-6 + IIB-1        (Aa3)		[ 8.00]%		[12.25]
			Class IB-1 + IIB-2        (Baa2)	[ 5.50]%		[ 5.25]%
			Class 1B-2 + IIB-3        (Baa2)	[ 4.00]%		[ 7.00]%
			O/C				          NA    	    [0 to 4.25]%

	 THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER.  IF YOU DID
         NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL
         SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.


********************** PRELIMINARY INFORMATION ONLY **********************

		Vanderbilt Mortgage and Finance, Inc., Series 1997B
			Preliminary Marketing Memo

------------------------------------------------------------------------------

					   Fixed-Rate Group

			Class	    Class	Class	    Class	Class	    Class	Class	    Class
			I A-1	    I A-2	I A-3	    I A-4	I A-5	    I A-6       I B-1       I B-2
Amount(000):		47,400      40,900	29,200	    16,400	26,299	    15,535	10,681	    7,768

Coupon:			[<----------------------------------------TBD------------------------------------------>]
		        1ML+ [TBD] bps

Approx. Price:		[<----------------------------------------TBD------------------------------------------>]

Yield(%):		N/A        [<-----------------------------TBD------------------------------------------>]

Spread:			[<----------------------------------------TBD------------------------------------------>]

Avg Life:		[1.05]     [3.05]       [5.05]      [7.04]      [10.03]     [15.12]    [6.999]     [16.58]

Avg Life		[1.05]     [3.05]       [5.05]      [7.04]      [10.01]     [12.19]    [6.999]     [11.59]
To Call:

1st Prin Pymt:		[06/07/97  07/07/99     07/07/01    08/07/03    05/07/05    02/07/10   06/07/02    12/07/06]

Exp Mat:		[07/07/99  07/07/01     08/07/03    05/07/05    02/07/10    02/07/16   12/07/06    10/07/26]

To 10% Call:		[07/07/99  07/07/01     08/07/03    05/07/05    08/07/09    08/07/09   12/07/06    08/07/09]

Stated Mat:		[<----------------------------------------TBD--------------------------------------------->]

Expected
Settlement:             [<----------------------------------------[05/28/97] ------------------------------------->]

Pymt Delay:		0 days	    [<-------------------------------6 days -------------------------------------->]

Interest Pmt		Act/360      30/360      30/360      30/360      30/360      30/360      30/360     30/360
Basis:

Dated Date:		[05/28/97]   [<----------------------------[05/01/97]------------------------------------->]

Ratings:		  Aaa          Aaa	   Aaa         Aaa	   Aaa         Aa3         Baa2       Baa2
(Moody's)

Pricing Date:		[TBD]

Prepayment Speed:	185% MHP

Total Group Size:	[$194,183,000]

Class IA-1 Pass
Through Rate:		 The Class I A-1 Pass Through Rate will equal the
                         lesser of i) One Month LIBOR plus [TBD%] and ii) the weighted average gross coupon of the contracts less the [1.25%] servicing fee.

Corporate Guarantee:	 The Class I B-2 Certificateholders will have the
                         benefit of a limited guarantee of Clayton Homes, Inc.("CHI") to protect against losses that would otherwise be absorbed by the Class I B-2
                         Certificateholders.

Servicing Fee:  	 For as long as Vanderbilt is the servicer, the servicing fee of [1.25]% per annum is subordinate to the Offered
                  Certificates on a monthly basis.



	 THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

********************** PRELIMINARY INFORMATION ONLY **********************

		Vanderbilt Mortgage and Finance, Inc., Series 1997B
			Preliminary Marketing Memo

Cashflow Priority:

  PRICING
  BASE CASE	CLASS I B DISTRIBUTION TEST IS MET:
		        1) Current interest and any previously unreimbursed
			   interest to Classes I A-1 - I A-5;
			2) Senior percentage of principal payments
			   sequentially to Classes I A-1, I A-2, I A-3,
                           I A-4, and I A-5 until such class is reduced to
                           zero;
			3) Current interest and any previously unreimbursed
			   interest to Class I A-6 Certificates;
			4) Senior percentage of principal payments to
			   Class I A-6 until such class is reduced to zero;
			5) Current interest and any previously unreimbursed
			   interest to Class I B-1 Certificates;
			6) Class I B percentage of principal payments to
			   Class I B-1 until such class is reduced to zero;
			7) Current interest and any previously unreimbursed
			   interest to Class I B-2 Certificates;
			8) Class I B percentage of principal payments to
			   Class I B-2 until such class is reduced to zero;
			9) Excess cashflow to fund any Available Funds
                           shortfall with respect to the Group II
                           Certificates except the Net Funds Cap Carryover
                           Amount;
		       10) Excess cashflow to the Class II A-1 to build O/C
                           for the Group II Certificates.
		       11) As long as Vanderbilt is the Servicer, any
                           remainder up to the amount equal to 1/12th
                           of the product of 1.25% and the pool
                           scheduled principal balance to the Servicer;
		       12) Any remainder to Clayton Homes for any
                           unreimbursed guaranteed payments with respect
                           to Class I B-2;
		       13) Any remainder to the Class R Certificates.
		__________________________________________________
		|     |     |          |        |       |        |
		|I A-1|I A-2|  I A-3   | I A-4  | I A-5 | I A-6  |
		|     |     |          |        |       |        |
		|_____|_____|__________|________|_______|________|
		|///////////////////|              |             |
		|///////////////////|    I B-1     |    I B-2    |
		|///////////////////|              |             |
		--------------------------------------------------
			5 yrs

		CLASS I B DISTRIBUTION TEST IS NOT MET:
		        1) Current interest and any previously unreimbursed
			   interest to Classes I A-1 - I A-5 Certificates;
			2) 100% of principal payments sequentially to Classes
			   I A-1, I A-2, I A-3, I A-4, and I A-5 until such
                           class is reduced to zero;
			3) Current interest and any previously unreimbursed
			   interest to Clas I A-6 Certificates;
			4) 100% of principal payments to Class I A-6 until
                           such Class is reduced to zero;
			5) Current interest and any previously unreimbursed
			   interest to Class I B-1 Certificates;
			6) 100% of principal payments to Class I B-1 until
                           such Class is reduced to zero;
			7) Current interest and any previously unreimbursed
			   interest to Class I B-2 Certificates;
			8) 100% of principal payments to Class I B-2 until
                           such Class is reduced to zero;
			9) Excess cashflow to fund any Available Funds
                           shortfall with respect to the Group II
                           Certificates except the Net Funds Cap Carryover
                           Amount;
		       10) Excess cashflow to the Class II A-1 to build O/C
		           for the Group II Certificates.
		       11) So long as Vanderbilt is the Servicer, any remainder
			   up to the amount equal to 1/12th of the product of 1.25% and the pool scheduled principal balance to the Servicer;
		       12) Any remainder to Clayton Homes for any unreimbursed
			   guaranteed payments with respect to Class I B-2;
		       13) Any remainder to the Class R Certificates.

	_________________________________________________________________
	|       |       |       |       |       |       |       |       |
	|       |       |       |       |       |       |       |       |
	| I A-1 | I A-2 | I A-3 | I A-4 | I A-5 | I A-6 | I B-1 | I B-2 |
	|       |       |       |       |       |       |       |       |
        |_______|_______|_______|_______|_______|_______|_______|_______|

	 THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.


********************** PRELIMINARY INFORMATION ONLY **********************

			Vanderbilt Mortgage and Finance, Inc., Series 1997B
				Preliminary Marketing Memo

Class I B Distribution
Test:			 The Class I B Distribution Test is met if:

			 1)  Remittance Date is on or after  May 2002
			 2)  Class I B Percentage is at least [TBD] %
			     (which is  1.75  times the original Class B
			     Percentage)
			 3) Cumulative Realized Losses do not exceed 7% for year 2001, 8% for year 2002, and 9% for year
			     2003 and beyond of the Original Principal Balance of the Contracts
			 4)  Current Realized Loss Ratio does not exceed 2.75%
			 5)  Average 60 Day Delinquency Ratio does not exceed 5%
			 6)  Average 30 Day Delinquency Ratio does not exceed 7%
			 7) Class I B-2 Principal Balance must not be less than [$3,883,661] (which represents approximately 2% of the Total Original Group I
                             Pool Principal Balance).


	 THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.


********************** PRELIMINARY INFORMATION ONLY **********************

		Vanderbilt Mortgage and Finance, Inc., Series 1997B
			Preliminary Marketing Memo
---------------------------------------------------------------------------

				       Adjustable-Rate Certificates

			Class		Class		Class		Class
			II A-1		II B-1		II B-2		II B-3
-------------------------------------------------------------------------------------
Amount(000):		[80,700		13,095		5,612		7,483      ]

Coupon:			[<--------------------------TBD--------------------------->]
			1ML+ [TBD] 	1ML+ [TBD]     1ML+ [TBD]      1ML+ [TBD]

Approx. Price:		100-00          100-00          100-00          100-00

Spread:			[<--------------------------TBD--------------------------->]

Avg Life:		[3.59]		[6.58]		[9.40]		[12.65]

To Call:		[3.54]          [6.58]          [9.40]          [11.85]

1st Prin Pymt:		[06/07/97       07/07/02        10/07/05        01/07/08]

Exp Mat:		[11/07/11       10/07/05        01/07/08        07/07/12]

To 10% Call:		[08/07/09       10/07/05        01/07/08        08/07/09]

Stated Mat:		[<--------------------------TBD--------------------------->]

Expected
Settlement:		[<------------------------5/28/97------------------------->]

Pymt Delay:		0 Days		0 Days		0 Days		0 Days

Dated Date:		[5/28/97]	[5/28/97]	[5/28/97]	[5/28/97]

Rating:			 Aaa		Aa3		Baa2		Baa2
(Moody's)
-------------------------------------------------------------------------------------

Collateral:

Pricing Date:		[TBD]

Prepayment Speed:	200% MHP

Group II Pass
Through Rate:		The Group II Pass Through Rate will equal the lesser
			of i) One Month LIBOR plus [TBD%] and ii) the Net
			Funds Cap as described herein.

Coupon Step up:		If the 10% Clean-Up Call is not exercised, the coupon
 			on the Class Adjustable Rate Certificates :
                        IIA-1  - shall increase by [2x] the respective margins
                        IIB-1  - shall increase by an additional  [50 BP]
                        IIB-2  - shall increase by an additional  [50 BP]
                        IIB-3  - shall increase by an additional  [50 BP]

Net Funds Cap:		The difference between the a) collateral WAC and b) the
			the sum of i) [0.50]% (spread cushion) and ii) if the
                        Company is no longer the Servicer, [1.25]%.
Net Funds Cap
Carryover:	        If on any Payment Date the Group II Certificate
                        interest distribution amount is less than the Group
                        II Pass-Through Rate (which is subject to a
			maximum equal to the Weighted Average Life Cap of
                        the collateral), the amount of such shortfall and
                        the aggregate of such shortfalls from previous
                        payment dates together with accrued interest at
                        the Pass-Through Rate will be  carried forward to
                        the next Payment Date until paid. No interest
			carryforward will be paid once the Class II
                        B-2 Certificate principal balance has been
                        reduced to zero.

Corporate Guarantee:	The Class II B-3 Certificateholders will have the
                        benefit of a limited guarantee of Clayton Homes,
                        Inc.("CHI") to protect against losses that would
                        otherwise be absorbed by the Class II B-3
                        Certificateholders.

	 THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER.  IF YOU DID NOT
         RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL
         SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.


********************** PRELIMINARY INFORMATION ONLY **********************

		Vanderbilt Mortgage and Finance, Inc., Series 1997B
			Preliminary Marketing Memo
Cashflow Priority:

  PRICING
  BASE CASE	CLASS II B DISTRIBUTION TEST IS MET:
		        1) Current interest and any previously unreimbursed
			   interest to Class II A-1 Certificates
			   (subject to the Net Funds Cap);
			2) Senior percentage of principal payments
			   to Class II A-1 until such class is reduced to zero;
			3) Current interest and any previously unreimbursed
			   interest to Class II B-1 Certificates;
			4) Class II B percentage of principal payments to
			   Class II B-1 until such class is reduced to zero;
			5) Current interest and any previously unreimbursed
			   interest to Class II B-2 Certificates;
			6) Class II B percentage of principal payments to
			   Class II B-2 until such class is reduced to zero;
			7) Current interest and any previously unreimbursed
			   interest to Class II B-3 Certificates;
			8) Class II B percentage of principal payments to
			   Class II B-3 until such class is reduced to zero;
			9) Excess cashflow to fund any Available Funds shortfall
			   with respect to the Group I Certificates except
                           the Net Funds Cap Carryover Amount;
		       10) Excess cashflow to the Class II A-1 to build O/C.
		       11) So long as Vanderbilt is the Servicer, any remainder
			   up to the amount equal to 1/12th of the product of
			   1.25% and the pool scheduled principal balance to
                           the Servicer;
		       12) Any remainder to Clayton Homes for any
                           unreimbursed guaranteed payments with respect to
                           Class II B-3;
		       13) Any remainder to the Class R Certificates.
		______________________________________________________
		|                                                     |
		|		II A-1                                |
		|                                                     |
		|_____________________________________________________|
		|/////////////|                |            |	      |
		|/////////////|                |            |         |
		|/////////////|   II B-1       |   II B-2   |  II B-3 |
		|/////////////|________________|____________|_________|
		      5 yrs


	 THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER.  IF YOU DID NOT
         RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL
         SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.


************************ PRELIMINARY INFORMATION ONLY **********************

		Vanderbilt Mortgage and Finance, Inc., Series 1997B
			Preliminary Marketing Memo

		CLASS B DISTRIBUTION TEST IS NOT MET:
		        1) Current interest and any previously unreimbursed
			   interest to Classes II A-1 Certificates;
			2) 100% of principal payments sequentially to Class
			   II A-1 until such class is reduced to zero;
			3) Current interest and any previously unreimbursed
			   interest to Class II B-1 Certificates;
			4) 100% of principal payments to Class II B-1
                           until such Class is reduced to zero;
			5) Current interest and any previously unreimbursed
			   interest to Class II B-2 Certificates;
			6) 100% of principal payments to Class II B-2
                           until such Class is reduced to zero;
			7) Excess cashflow to fund any Available Funds
                           shortfall with respect to the Group I
                           Certificates except the Net Funds Cap Carryover
                           Amount;
		        8) Excess cashflow to the Class II A-1 to build O/C.
		        9) So long as Vanderbilt is the Servicer, any
                           remainder up to the amount equal to 1/12th of the
                           product of 1.25% and the pool scheduled principal
                           balance to the Servicer;
		       10) Any remainder to Clayton Homes for any
                           unreimbursed guaranteed payments with respect to
                           Class II B-3;
		       11) Any remainder to the Class R Certificates.
	_________________________________________________________________
	|                                       |       |       |       |
	|                                       |       |       |       |
	|             II A-1                    | II B-1| II B-2| II B-3|
	|                                       |       |       |       |
        |_______________________________________|_______|_______|_______|


Class II B Distribution
Test:			 The Class II B Distribution Test is met if
			 1)  Remittance Date is on or after  May 2002
			 2)  Class II B Percentage + O/C is at least  50%
			     (which is  2.00  times the original Class I B
			     Percentage + O/C + 1.0%)
			 3)  Cumulative Realized Losses do not exceed  7%  for
			     year 2001, 8% for year 2002, and 9%
                             for year  2003 and beyond of the Original
                             Principal Balance of the Contracts 4)  Current
                             Realized Loss Ratio does not exceed  2.75%
			 5)  Average 60 Day Delinquency Ratio does not exceed 5%
			 6)  Average 30 Day Delinquency Ratio does not exceed 7%
			 7)  Sum of Class I B-2 Principal Balance + O/C must
                             not be less than  [$ 2,137.802] (which
                             represents approximately 2% of the Total
                             Original Group II Pool Principal Balance).


	 THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER.  IF YOU DID NOT
         RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES
         INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.


********************** PRELIMINARY INFORMATION ONLY **********************

		Vanderbilt Mortgage and Finance, Inc., Series 1997B
			Preliminary Marketing Memo

Cleanup Call:		 The Servicer may call the Certificates at par plus
			 accrued interest after the remaining pool balance
                         of the Certificates is less than 10% of its original
                         balance.

Payment Date:		 The 7th day of each month or, if such day is not a
			 business day, the next succeeding business day,
			 beginning in June, 1997.

Interest Accrual:	 Interest will accrue from the 1st day of the preceding
			 month until the 30th day of the preceding month for
			 the Class I A-2, I A-3, I A-4, I A-5, I A-6, I B-1
                         and I B-2 certificates.  For the Class I A-1
                         certificates and the Group II Certificates,
			 interest will accrue from the 7th day of the
                         preceeding month until the 6th day of the current
                         month. For the first payment date, interest
			 will accrue from the closing date to the first
                         Payment Date for the class I A-1 certificates and
                         the Group II Certificates.  For the Class I A-1
                         certificates, and the Group II Certificates,
                         interest is calculated using an actual/360 day
                         count.  For the remainder of the certificate classes,
			 interest is calculated using a 30/360 day count.

ERISA Considerations:	 The Class I A-1, I A-2, I A-3, I A-4, and I A-5
                         Certificates and the Class II A-1 will be ERISA
                         eligible.  The Class I A-6 I B-1 and I B-2
                         Certificates and the Class II B-1, II B-2,
                         and II B-3 are not ERISA eligible.  However,
                         investors should consult with their counsel with
                         respect to the consequences under ERISA and the
                         Code of the Plan's acquisition and ownership of
                         such Certificates.

SMMEA Considerations:    The Class II A-1 and II B-1 Certificates will
                         constitute "mortgage related securities" under the
                         Secondary Mortgage Market Enhancement Act of 1984
                         "SMMEA".

				Group I			Group II

  Type of Collateral:	          FIXED                     ARM
  Number:		    [     6,268                     2,779         ]
  Amount:		    [    $ 194,183,037              $ 106,890,116 ]
  Avg Unpaid Balance        [         $ 30,980                   $ 28,285 ]
  Max Orig Balance          [        $ 239,926                  $ 101,956 ]
  WAC:			    [          11.015%                    10.419% ]
  WAC Range:		    [   7.76% - 21.00%            7.990% - 15.50% ]
  WAM:			    [              217                        179 ]
  WA Orig Term:             [              222                        186 ]
  WALTV:		    [            88.8%                      86.9% ]
  New:			    [            72.0%                      75.2% ]
  Used:			    [            28.0%                      24.8% ]
  Park:			    [            25.0%                      67.2% ]
  Non-Park:		    [            75.0%                      32.8% ]
  Single Wide:              [            47.6%                      56.7% ]
  Double Wide:              [            52.4%                      43.3% ]


Prospectus:  	       The Certificates are being offered pursuant to a
                       Prospectus which includes a Prospectus Supplement
                       (together, the "Prospectus")Complete information
                       with respect to the Certificates and the Collateral
                       is contained in the Prospectus.  The foregoing is
                       qualified in its entirety by the information
                       appearing in the Prospectus.  To the extent that
                       the foregoing is inconsistent with the Prospectus,
                       the Prospectus shall govern in all respects.  Sales
                       of the Certificates may not be consumated unless the
                       purchaser has received the Prospectus.



	 THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER.  IF YOU DID NOT
         RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES
         INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.



                        Vanderbilt Mortgage and Finance, Inc., Series 1997B

                      ********** PRELIMINARY MARKETING INFORMATION **********



CURRENT BALANCE: $47,400,000.00                       DATED DATE: 05/28/97
         COUPON:  TBD                     VMF7B    FIRST PAYMENT: 06/07/97
         FACTOR: 1.0000000000                      TOTAL CLASSES: 12
ORIGINAL BALANCE: $47,400,000.00                YIELD TABLE DATE: 05/28/97

                        BOND IA1 DISCOUNT MARGIN ACT/360 TABLE

                           ASSUMED CONSTANT LIBOR-1M 5.6875

           PRICING SPEED
                  185.0%   125.00%   150.00%   185.00%   200.00%   250.00%
                     MHP       MHP       MHP       MHP       MHP       MHP


First Payment      0.025     0.025     0.025     0.025     0.025     0.025
Average Life       1.049     1.365     1.213     1.049     0.992     0.838
Last Payment       2.108     2.692     2.358     2.108     1.942     1.692
Mod.Dur. @ 100-00  0.981     1.261     1.127     0.981     0.929     0.790


            THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER.  IF YOU DID NOT
            RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL
            SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

The preliminary pricing information contained herein is neither an offer to sell nor a solicitation to buy any securities. Moreover, there is no assurance that such information will not change prior to final pricing. Any formal offer or solicitation will be made by a prospectus (or offering memorandum) to be accompanied or followed by a written confirmation.


                 Vanderbilt Mortgage and Finance, Inc., Series 1997B

                ********** PRELIMINARY MARKETING INFORMATION **********



 CURRENT BALANCE: $40,900,000.00                           DATED DATE: 05/01/97
          COUPON:  TBD                      VMF7B       FIRST PAYMENT: 06/07/97
          FACTOR: 1.0000000000                            TOTAL CLASSES: 12
ORIGINAL BALANCE: $40,900,000.00                     YIELD TABLE DATE: 05/28/97

                                  BOND IA2 PRICE-YIELD TABLE

                                                    PREPAYMENT SPEED
           PRICING SPEED
                  185.0%     125.00%     150.00%   185.00%   200.00%   250.00%
                     MHP         MHP         MHP       MHP       MHP       MHP


First Payment      2.108       2.692       2.358     2.108     1.942     1.692
Average Life       3.048       3.935       3.513     3.048     2.881     2.436
Last Payment       4.108       5.275       4.692     4.108     3.858     3.275
Mod.Dur. @ 100-00  2.655       3.330       3.014     2.655     2.525     2.167



           THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER.  IF YOU DID NOT
           RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL
           SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

The preliminary pricing information contained herein is neither an offer to sell nor a solicitation to buy any securities. Moreover, there is no assurance that such information will not change prior to final pricing. Any formal offer or solicitation will be made by a prospectus (or offering memorandum) to be accompanied or followed by a written confirmation.


                    Vanderbilt Mortgage and Finance, Inc., Series 1997B


                  ********** PRELIMINARY MARKETING INFORMATION **********

 CURRENT BALANCE: $29,200,000.00                          DATED DATE: 05/01/97
          COUPON:  TBD                   VMF7B         FIRST PAYMENT: 06/07/97
          FACTOR: 1.0000000000                           TOTAL CLASSES: 12
ORIGINAL BALANCE: $29,200,000.00                    YIELD TABLE DATE: 05/28/97

                                BOND IA3 PRICE-YIELD TABLE

                                                      PREPAYMENT SPEED
           PRICING SPEED
                  185.0%     125.00%     150.00%   185.00%   200.00%   250.00%
                     MHP         MHP         MHP       MHP       MHP       MHP


First Payment      4.108       5.275       4.692     4.108     3.858     3.275
Average Life       5.046       6.624       5.875     5.046     4.755     4.007
Last Payment       6.192       8.108       7.192     6.192     5.858     4.775
Mod.Dur. @ 100-00  4.104       5.118       4.649     4.104     3.905     3.374



       THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER.  IF YOU DID NOT
       RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES
       INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

The preliminary pricing information contained herein is neither an offer to sell nor a solicitation to buy any securities. Moreover, there is no assurance that such information will not change prior to final pricing. Any formal offer or solicitation will be made by a prospectus (or offering memorandum) to be accompanied or followed by a written confirmation.


                    Vanderbilt Mortgage and Finance, Inc., Series 1997B

                  ********** PRELIMINARY MARKETING INFORMATION **********

 CURRENT BALANCE: $16,400,000.00                          DATED DATE: 05/01/97
          COUPON:  TBD                  VMF7B          FIRST PAYMENT: 06/07/97
          FACTOR: 1.0000000000                             TOTAL CLASSES: 12
ORIGINAL BALANCE: $16,400,000.00                    YIELD TABLE DATE: 05/28/97
                           BOND IA4 PRICE-YIELD TABLE

                                                      PREPAYMENT SPEED
           PRICING SPEED
                  185.0%     125.00%     150.00%   185.00%   200.00%   250.00%
                     MHP         MHP         MHP       MHP       MHP       MHP


First Payment      6.192       8.108       7.192     6.192     5.858     4.775
Average Life       7.044       9.078       8.153     7.044     6.630     5.450
Last Payment       7.942      10.192       9.192     7.942     7.525     6.192
Mod.Dur. @ 100-00  5.342       6.450       5.966     5.342     5.096     4.355




             THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER.  IF YOU DID NOT
             RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL
             SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

The preliminary pricing information contained herein is neither an offer to sell nor a solicitation to buy any securities. Moreover, there is no assurance that such information will not change prior to final pricing. Any formal offer or solicitation will be made by a prospectus (or offering memorandum) to be accompanied or followed by a written confirmation.

                   Vanderbilt Mortgage and Finance, Inc., Series 1997B

                ********** PRELIMINARY MARKETING INFORMATION **********

 CURRENT BALANCE: $26,299,000.00                           DATED DATE: 05/01/97
          COUPON:  TBD                  VMF7B           FIRST PAYMENT: 06/07/97
          FACTOR: 1.0000000000                                TOTAL CLASSES: 12
ORIGINAL BALANCE: $26,299,000.00                     YIELD TABLE DATE: 05/28/97
                               BOND IA5 PRICE-YIELD TABLE

                                     PREPAYMENT SPEED
               PRICING SPEED
                      185.0%  125.00%  150.00%   185.00%   200.00%    250.00%
                         MHP      MHP      MHP       MHP       MHP        MHP


First Payment         7.942    10.192    9.192     7.942     7.525      6.192
Average Life         10.006    12.337   11.321    10.012     9.500      7.983
Last Payment         12.192    14.108   13.358    12.275    11.858     10.358
Mod.Dur. @ 100-00     6.815     7.816    7.399     6.817     6.575      5.804


THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER.  IF YOU DID NOT RECEIVE SUCH A
DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL
ADVISOR IMMEDIATELY.

The preliminary pricing information contained herein is neither an offer to sell nor a solicitation to buy any securities. Moreover, there is no assurance that such information will not change prior to final pricing. Any formal offer or solicitation will be made by a prospectus (or offering memorandum) to be accompanied or followed by a written confirmation.




                     Vanderbilt Mortgage and Finance, Inc., Series 1997B

                    ********** PRELIMINARY MARKETING INFORMATION **********

 CURRENT BALANCE: $15,535,000.00                           DATED DATE: 05/01/97
          COUPON:  TBD                  VMF7B           FIRST PAYMENT: 06/07/97
          FACTOR: 1.0000000000                                TOTAL CLASSES: 12
ORIGINAL BALANCE: $15,535,000.00                     YIELD TABLE DATE: 05/28/97
                                 BOND IA6 PRICE-YIELD TABLE

              			****** TO 10 % CALL ******

                                            PREPAYMENT SPEED
           PRICING SPEED
                  185.0%    125.00%    150.00%    185.00%    200.00%   250.00%
                     MHP        MHP        MHP        MHP        MHP       MHP


First Payment     12.192     14.108     13.358     12.275     11.858    10.358
Average Life      12.192     14.108     13.358     12.275     11.858    10.441
Last Payment      12.192     14.108     13.358     12.275     11.858    10.442
Mod.Dur. @ 100-00  7.678      8.365      8.108      7.710      7.548     6.958


THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER.  IF YOU DID NOT RECEIVE SUCH A
DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL
ADVISOR IMMEDIATELY.

The preliminary pricing information contained herein is neither an offer to sell nor a solicitation to buy any securities. Moreover, there is no assurance that such information will not change prior to final pricing. Any formal offer or solicitation will be made by a prospectus (or offering memorandum) to be accompanied or followed by a written confirmation.



                     Vanderbilt Mortgage and Finance, Inc., Series 1997B

                     ********** PRELIMINARY MARKETING INFORMATION **********

 CURRENT BALANCE: $10,681,000.00                           DATED DATE: 05/01/97
          COUPON:  TBD                    VMF7B         FIRST PAYMENT: 06/07/97
          FACTOR: 1.0000000000                                TOTAL CLASSES: 12
ORIGINAL BALANCE: $10,681,000.00                     YIELD TABLE DATE: 05/28/97
                               BOND IB1 PRICE-YIELD TABLE

                                                  PREPAYMENT SPEED
           PRICING SPEED
                  185.0%    125.00%    150.00%   185.00%    200.00%    250.00%
                     MHP        MHP        MHP       MHP        MHP        MHP

First Payment      5.025      5.025      5.025     5.025      5.025      5.025
Average Life       6.999      7.518      7.276     6.999      6.897      6.614
Last Payment       9.525     10.692     10.192     9.525      9.358      8.692
Mod.Dur. @ 100-00  5.209      5.482      5.356     5.209      5.154      4.998


THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER.  IF YOU DID NOT RECEIVE SUCH A
DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL
ADVISOR IMMEDIATELY.

The preliminary pricing information contained herein is neither an offer to sell nor a solicitation to buy any securities. Moreover, there is no assurance that such information will not change prior to final pricing. Any formal offer or solicitation will be made by a prospectus (or offering memorandum) to be accompanied or followed by a written confirmation.




                     Vanderbilt Mortgage and Finance, Inc., Series 1997B

                     ********** PRELIMINARY MARKETING INFORMATION **********

 CURRENT BALANCE: $7,768,000.00                            DATED DATE: 05/01/97
          COUPON:  TBD                   VMF7B          FIRST PAYMENT: 06/07/97
          FACTOR: 1.0000000000                                TOTAL CLASSES: 12
ORIGINAL BALANCE: $7,768,000.00                      YIELD TABLE DATE: 05/28/97
                               BOND IB2 PRICE-YIELD TABLE


				****** TO 10 % CALL ******

                                   PREPAYMENT SPEED
           PRICING SPEED
                  185.0%   125.00%    150.00%   185.00%    200.00%    250.00%
                     MHP       MHP        MHP       MHP        MHP        MHP


First Payment      9.525    10.692     10.192     9.525      9.358      8.692
Average Life      11.589    13.222     12.552    11.636     11.283     10.125
Last Payment      12.192    14.108     13.358    12.275     11.858     10.442
Mod.Dur. @ 100-00  7.217     7.788      7.562     7.234      7.101      6.638


THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER.  IF YOU DID NOT RECEIVE SUCH A
DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL
ADVISOR IMMEDIATELY.

The preliminary pricing information contained herein is neither an offer to sell nor a solicitation to buy any securities. Moreover, there is no assurance that such information will not change prior to final pricing. Any formal offer or solicitation will be made by a prospectus (or offering memorandum) to be accompanied or followed by a written confirmation.




                  Vanderbilt Mortgage and Finance, Inc., Series 1997B

                 ********** PRELIMINARY MARKETING INFORMATION **********


 CURRENT BALANCE: $80,700,000.00                           DATED DATE: 05/28/97
  CURRENT COUPON:  TBD                 VMF7B            FIRST PAYMENT: 06/07/97
          FACTOR: 1.0000000000                                TOTAL CLASSES: 12
ORIGINAL BALANCE: $80,700,000.00                     YIELD TABLE DATE: 05/28/97
                          BOND IIA1 DISCOUNT MARGIN ACT/360 TABLE

				****** TO 10 % CALL ******

                             ASSUMED CONSTANT LIBOR-1M 5.6875

                                        * Pricing Speed
                 GP I  125%    GP I  150%  GP I  185%  GP I  200%  GP I  250%
                 GP II 150%    GP II 175%  GP II 200%  GP II 225%  GP II 250%
                        MHP          MHP         MHP          MHP        MHP


First Payment          0.025       0.025       0.025       0.025       0.025
Average Life           4.393       3.948       3.544       3.199       2.868
Last Payment          13.942      13.192      12.192      11.608      10.442
Mod.Dur. @ 100-00      3.457       3.163       2.893       2.655       2.426


THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER.  IF YOU DID NOT RECEIVE SUCH A
DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL
ADVISOR IMMEDIATELY.

The preliminary pricing information contained herein is neither an offer to sell nor a solicitation to buy any securities. Moreover, there is no assurance that such information will not change prior to final pricing. Any formal offer or solicitation will be made by a prospectus (or offering memorandum) to be accompanied or followed by a written confirmation.




                   Vanderbilt Mortgage and Finance, Inc., Series 1997B

                  ********** PRELIMINARY MARKETING INFORMATION **********

 CURRENT BALANCE: $13,095,000.00                           DATED DATE: 05/28/97
  CURRENT COUPON:  TBD                  VMF7B           FIRST PAYMENT: 06/07/97
          FACTOR: 1.0000000000                                TOTAL CLASSES: 12
ORIGINAL BALANCE: $13,095,000.00                     YIELD TABLE DATE: 05/28/97
                          BOND IIB1 DISCOUNT MARGIN ACT/360 TABLE

                                              ASSUMED CONSTANT LIBOR-1M 5.6875

                                        * Pricing Speed
                  GP I  125%    GP I  150%  GP I  185%  GP I  200%  GP I  250%
                  GP II 150%    GP II 175%  GP II 200%  GP II 225%  GP II 250%
                         MHP          MHP         MHP          MHP        MHP


First Payment           5.025       5.025       5.108       5.108       5.108
Average Life            6.741       6.663       6.577       6.484       6.430
Last Payment            8.775       8.608       8.358       8.108       7.942
Mod.Dur. @ 100-00       5.337       5.291       5.238       5.180       5.147


THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER.  IF YOU DID NOT RECEIVE SUCH A
DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL
ADVISOR IMMEDIATELY.

The preliminary pricing information contained herein is neither an offer to sell nor a solicitation to buy any securities. Moreover, there is no assurance that such information will not change prior to final pricing. Any formal offer or solicitation will be made by a prospectus (or offering memorandum) to be accompanied or followed by a written confirmation.



                Vanderbilt Mortgage and Finance, Inc., Series 1997B

               ********** PRELIMINARY MARKETING INFORMATION **********

 CURRENT BALANCE: $5,612,000.00                           DATED DATE: 05/28/97
  CURRENT COUPON: TBD                VMF7B             FIRST PAYMENT: 06/07/97
          FACTOR: 1.0000000000                               TOTAL CLASSES: 12
ORIGINAL BALANCE: $5,612,000.00                     YIELD TABLE DATE: 05/28/97
                            BOND IIB2 DISCOUNT MARGIN ACT/360 TABLE

                         ASSUMED CONSTANT LIBOR-1M 5.6875

                                        * Pricing Speed
                  GP I  125%    GP I  150%  GP I  185%  GP I  200%  GP I  250%
                  GP II 150%    GP II 175%  GP II 200%  GP II 225%  GP II 250%
                         MHP          MHP         MHP          MHP        MHP


First Payment           8.775       8.608       8.358       8.108       7.942
Average Life            9.959       9.677       9.404       9.141       8.925
Last Payment           11.192      10.858      10.608      10.275      10.025
Mod.Dur. @ 100-00       7.050       6.908       6.768       6.631       6.517


THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER.  IF YOU DID NOT RECEIVE SUCH A
DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL
ADVISOR IMMEDIATELY.

The preliminary pricing information contained herein is neither an offer to sell nor a solicitation to buy any securities. Moreover, there is no assurance that such information will not change prior to final pricing. Any formal offer or solicitation will be made by a prospectus (or offering memorandum) to be accompanied or followed by a written confirmation.




                      Vanderbilt Mortgage and Finance, Inc., Series 1997B

                     ********** PRELIMINARY MARKETING INFORMATION **********

 CURRENT BALANCE: $7,483,000.00                            DATED DATE: 05/28/97
  CURRENT COUPON:  TBD              VMF7B               FIRST PAYMENT: 06/07/97
          FACTOR: 1.0000000000                                TOTAL CLASSES: 12
ORIGINAL BALANCE: $7,483,000.00                      YIELD TABLE DATE: 05/28/97
                        BOND IIB3 DISCOUNT MARGIN ACT/360 TABLE

                            ASSUMED CONSTANT LIBOR-1M 5.6875

                     		****** TO 10 % CALL ******

                                    * Pricing Speed
                  GP I  125%    GP I  150%  GP I  185%  GP I  200%  GP I  250%
                  GP II 150%    GP II 175%  GP II 200%  GP II 225%  GP II 250%
                         MHP          MHP         MHP          MHP        MHP


First Payment          11.192      10.858      10.608      10.275      10.025
Average Life           12.964      12.506      11.850      11.367      10.414
Last Payment           13.942      13.192      12.192      11.608      10.442
Mod.Dur. @ 100-00       8.329       8.146       7.874       7.663       7.226



THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER.  IF YOU DID NOT RECEIVE SUCH A
DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL
ADVISOR IMMEDIATELY.

The preliminary pricing information contained herein is neither an offer to sell nor a solicitation to buy any securities. Moreover, there is no assurance that such information will not change prior to final pricing. Any formal offer or solicitation will be made by a prospectus (or offering memorandum) to be accompanied or followed by a written confirmation.


___________________________________________________________________________

     -  TOTAL FIXED POOL
     -  Cut Off Date of Tape is  04/25/97
     -  FIXED
     -  $194,183,037.86
     -  Mortgage Summary Report
___________________________________________________________________________

Number of Mortgage Loans:                                   6,268

Aggregate Unpaid Principal Balance:               $194,183,037.86
Aggregate Original Principal Balance:             $196,482,982.55

Weighted Average Gross Coupon:                            11.015%
Gross Coupon Range:                             7.760% -  21.000%
________________________________________________________________________________

Average Unpaid Principal Balance:                      $30,980.06
Average Original Principal Balance:                    $31,347.00

Maximum Unpaid Principal Balance:                     $239,469.25
Minimum Unpaid Principal Balance:                       $3,034.38

Maximum Original Principal Balance:                   $239,926.91
Minimum Original Principal Balance:                     $3,069.04

Weighted Avg. Stated Rem. Term (PTD to Mat Date):         217.325
Stated Rem Term Range:                          48.000 -  367.000

Weighted Average Age (First Pay thru Paid Thru Date):       4.324
Age Range:                                       0.000 -  126.000

Weighted Average Original Term:                           221.648
Original Term Range:                            48.000 -  374.000

Weighted Average Original LTV:                             88.756
Original LTV Range:                             2.392% - 111.007%

Weighted Average Current LTV:                              87.845
Current LTV Range:                              2.391% - 110.839%

___________________________________________________________________________

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER.  IF YOU DID NOT RECEIVE SUCH
A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL
ADVISOR IMMEDIATELY.



                              GROSS COUPON
_______________________________________________________________

             Gross                                 Current
             Coupon             # Loans  % Pool    Balance

 7.75% < Gross Coupon <=  8.00%     37     1.07    $2,077,484
 8.00% < Gross Coupon <=  8.25%     26      .86    $1,677,450
 8.25% < Gross Coupon <=  8.50%     75     1.93    $3,751,333
 8.50% < Gross Coupon <=  8.75%     59     1.66    $3,231,866
 8.75% < Gross Coupon <=  9.00%    216     5.20   $10,087,818
 9.00% < Gross Coupon <=  9.25%    118     2.97    $5,766,914
 9.25% < Gross Coupon <=  9.50%    111     2.34    $4,547,649
 9.50% < Gross Coupon <=  9.75%    164     3.81    $7,394,918
 9.75% < Gross Coupon <= 10.00%    459     8.35   $16,214,762
10.00% < Gross Coupon <= 10.25%    296     5.56   $10,795,547
10.25% < Gross Coupon <= 10.50%    595     9.11   $17,680,503
10.50% < Gross Coupon <= 10.75%    401     6.65   $12,908,792
10.75% < Gross Coupon <= 11.00%    465     6.80   $13,210,110
11.00% < Gross Coupon <= 11.25%    426     7.85   $15,237,435
11.25% < Gross Coupon <= 11.50%    284     4.65    $9,032,601
11.50% < Gross Coupon <= 11.75%    434     6.51   $12,633,604
11.75% < Gross Coupon <= 12.00%    252     3.83    $7,445,193
12.00% < Gross Coupon <= 12.25%    190     2.58    $5,002,285
12.25% < Gross Coupon <= 12.50%    381     5.17   $10,045,514
12.50% < Gross Coupon <= 12.75%    119     1.65    $3,205,499
12.75% < Gross Coupon <= 13.00%    352     3.74    $7,253,986
13.00% < Gross Coupon <= 13.25%    122     1.17    $2,264,687
13.25% < Gross Coupon <= 13.50%    164     1.46    $2,841,812
13.50% < Gross Coupon <= 13.75%     88      .95    $1,843,059
13.75% < Gross Coupon <= 14.00%    107     1.13    $2,196,759
14.00% < Gross Coupon <= 14.25%     85      .74    $1,429,752
14.25% < Gross Coupon <= 14.50%     50      .41      $789,971
14.50% < Gross Coupon <= 14.75%     41      .36      $692,166
14.75% < Gross Coupon <= 15.00%     52      .50      $974,183
15.00% < Gross Coupon <= 15.25%     14      .13      $258,053
15.25% < Gross Coupon <= 15.50%     26      .34      $658,647
15.50% < Gross Coupon <= 15.75%      2      .02       $45,719
15.75% < Gross Coupon <= 16.00%     26      .23      $439,816
16.25% < Gross Coupon <= 16.50%      1      .02       $30,931
16.50% < Gross Coupon <= 16.75%      2      .02       $32,183
17.75% < Gross Coupon <= 18.00%     26      .23      $451,065
18.25% < Gross Coupon <= 18.50%      1      .01       $23,381
20.75% < Gross Coupon <= 21.00%      1      .00        $9,589
_______________________________________________________________
Total.....                       6,268   100.00% $194,183,038
===============================================================

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER.  IF YOU DID NOT RECEIVE
SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED
FINANCIAL ADVISOR IMMEDIATELY.



                      ORIGINAL CONTRACT BALANCES
______________________________________________________________

                                                         Total
                                # of                    Current
    Original Loan Amount      Contracts   % Pool        Balance

          Balance <=   5,000        6      0.01            23,843
  5,000 < Balance <=  10,000      165      0.69         1,345,325
 10,000 < Balance <=  15,000      703      4.50         8,744,128
 15,000 < Balance <=  20,000      891      7.73        15,004,826
 20,000 < Balance <=  25,000      878     10.01        19,440,414
 25,000 < Balance <=  30,000      893     12.45        24,169,921
 30,000 < Balance <=  35,000      737     12.19        23,675,435
 35,000 < Balance <=  40,000      518      9.92        19,267,494
 40,000 < Balance <=  45,000      362      7.86        15,263,792
 45,000 < Balance <=  50,000      326      7.91        15,365,934
 50,000 < Balance <=  55,000      233      6.25        12,136,343
 55,000 < Balance <=  60,000      157      4.63         8,981,693
 60,000 < Balance <=  65,000      109      3.49         6,776,367
 65,000 < Balance <=  70,000       92      3.18         6,176,849
 70,000 < Balance <=  75,000       56      2.09         4,049,832
 75,000 < Balance <=  80,000       35      1.39         2,695,905
 80,000 < Balance <=  85,000       33      1.40         2,725,969
 85,000 < Balance <=  90,000       13      0.58         1,132,968
 90,000 < Balance <=  95,000       14      0.66         1,279,632
 95,000 < Balance <= 100,000        4      0.20           388,199
100,000 < Balance <= 105,000        7      0.37           710,989
105,000 < Balance <= 110,000        6      0.33           648,056
110,000 < Balance <= 115,000        4      0.23           448,717
115,000 < Balance <= 120,000        5      0.30           581,482
120,000 < Balance <= 125,000        3      0.19           366,246
125,000 < Balance <= 130,000        5      0.33           638,121
130,000 < Balance <= 135,000        1      0.07           134,040
          Balance >  135,000       12      1.04         2,010,517
_________________________________________________________________
Total...                     6,268       100.00%     $194,183,038
==============================================================



                    YEAR OF ORIGINATION
___________________________________________________


   Year of        # of       % of         Current
 Origination      Loans      Pool         Balance

    1986             4       .02           $34,813
    1987            12       .06          $111,055
    1988            10       .06          $115,494
    1989             9       .06          $106,838
    1990            35       .23          $438,046
    1991            14       .09          $170,670
    1993            36       .35          $675,078
    1994           222      2.55        $4,946,694
    1995           130      1.73        $3,360,165
    1996         1,639     32.02       $62,173,991
    1997         4,157     62.85      $122,050,193
___________________________________________________
Total...         6,268    100.00%     $194,183,038
===================================================


THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER.  IF YOU DID NOT RECEIVE SUCH A
DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL
ADVISOR IMMEDIATELY.



                          REMAINING TERM
___________________________________________________________


                            # of     % of         Current
     Remaining Term         Loans    Pool         Balance

 36 < Rem Term <=  48         17     .08         $159,795
 48 < Rem Term <=  60        213    1.28       $2,480,682
 60 < Rem Term <=  72        116     .84       $1,638,925
 72 < Rem Term <=  84        512    4.11       $7,977,353
 84 < Rem Term <=  96        127    1.14       $2,204,160
 96 < Rem Term <= 108        307    3.20       $6,217,064
108 < Rem Term <= 120        540    5.48      $10,639,828
120 < Rem Term <= 132        110    1.33       $2,583,488
132 < Rem Term <= 144        397    4.96       $9,634,730
144 < Rem Term <= 156        231    3.32       $6,444,582
156 < Rem Term <= 168         93    1.52       $2,952,769
168 < Rem Term <= 180        819   11.60      $22,527,502
180 < Rem Term <= 192        203    3.71       $7,199,466
192 < Rem Term <= 204        268    5.40      $10,488,813
204 < Rem Term <= 216        165    3.33       $6,461,986
216 < Rem Term <= 228        159    3.40       $6,610,757
228 < Rem Term <= 240        781   15.18      $29,474,376
240 < Rem Term <= 252         32     .95       $1,839,235
252 < Rem Term <= 264         14     .43         $841,189
264 < Rem Term <= 276         19     .44         $845,574
276 < Rem Term <= 288         69    1.22       $2,368,663
288 < Rem Term <= 300        602   12.56      $24,382,700
300 < Rem Term <= 312          8     .20         $397,712
312 < Rem Term <= 324          1     .03          $48,592
324 < Rem Term <= 336          2     .06         $119,400
336 < Rem Term <= 348          3     .08         $162,488
348 < Rem Term <= 360        452   13.87      $26,926,568
360 < Rem Term <= 372          8     .29         $554,641
___________________________________________________________
Total.....                 6,268  100.00%    $194,183,038
===========================================================


THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER.  IF YOU DID NOT RECEIVE SUCH A
DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL
ADVISOR IMMEDIATELY.



                   GEOGRAPHIC DISTRIBUTION
_________________________________________________________

                                         Current
     State       # Loans  % Pool         Balance

Alaska               1     .06         $110,863
Alabama            111    1.32       $2,567,230
Arkansas            29     .47         $920,832
Arizona            112    2.09       $4,059,604
California         139    2.51       $4,881,125
Colorado            74    1.77       $3,440,112
Connecticut          2     .03          $59,433
Dist of Col          1     .01          $20,378
Delaware            23     .32         $626,201
Florida            164    2.33       $4,526,473
Georgia            358    6.26      $12,149,289
Iowa                15     .19         $360,480
Idaho               15     .44         $847,643
Illinois            20     .26         $513,789
Indiana             48     .55       $1,072,348
Kansas               2     .03          $66,365
Kentucky           333    4.35       $8,448,987
Louisiana          180    3.07       $5,953,115
Massachsetts         2     .03          $49,479
Maryland             7     .08         $152,018
Maine                2     .03          $58,736
Michigan             7     .13         $260,666
Minnesota            3     .07         $127,281
Missouri            62     .96       $1,871,137
Mississippi        245    4.28       $8,317,914
Montana              6     .11         $219,667
North Carolina     809   12.51      $24,286,275
North Dakota         2     .03          $62,920
Nebraska             3     .08         $158,411
New Hampshire        1     .01          $26,472
New Jersey           5     .13         $243,234
New Mexico          51     .85       $1,641,552
Nevada              25     .78       $1,514,654
New York           273    3.13       $6,086,166
Ohio                79    1.04       $2,022,342
Oklahoma            61    1.14       $2,222,681
Oregon              18     .64       $1,245,582
Pennsylvania         7     .06         $121,391
South Carolina     499    8.07      $15,680,206
South Dakota         3     .04          $70,154
Tennessee          807   11.45      $22,238,603
Texas            1,232   21.27      $41,311,214
Utah                12     .68       $1,313,549
Virginia           378    5.31      $10,305,146
Washington          24     .75       $1,454,514
Wisconsin            1     .01          $15,222
West Virgina        15     .22         $428,316
Wyoming              2     .03          $53,270
________________________________________________________
Total.....       6,268  100.00%    $194,183,038
========================================================



                        LTV RANGE
____________________________________________________

           LTV                       %          Current
          RANGE            # Loans  Pool        Balance

  0.000 < LTV <=  60.000     165   2.04      $3,967,969
 60.000 < LTV <=  65.000     121   1.83      $3,558,409
 65.000 < LTV <=  70.000     161   2.15      $4,181,472
 70.000 < LTV <=  75.000     283   4.48      $8,695,196
 75.000 < LTV <=  80.000     338   5.05      $9,804,757
 80.000 < LTV <=  85.000     654   9.13     $17,726,763
 85.000 < LTV <=  90.000   1,096  17.44     $33,858,664
 90.000 < LTV <=  91.000     781  12.12     $23,532,656
 91.000 < LTV <=  94.000     483   7.21     $13,994,148
 94.000 < LTV <=  96.000   1,009  19.11     $37,106,432
 96.000 < LTV <= 100.000   1,173  19.35     $37,568,002
100.000 < LTV <= 125.000       4    .10        $188,570
_______________________________________________________
Total.....                 6,268 100.00%   $194,183,038
=======================================================


THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER.  IF YOU DID NOT RECEIVE SUCH A
DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL
ADVISOR IMMEDIATELY.



______________________________________________________________________________

     -  VANDERBILT
     -  Cut Off Date of Tape is  04/25/97
     -  ARM
     -  $106,890,116.38
______________________________________________________________________________

Number of Mortgage Loans:                                   3,779

Index:                     1 YR CMT, 5 YR CMT, PRIME, 6 Mo.T-Bill

Aggregate Unpaid Principal Balance:               $106,890,116.38
Aggregate Original Principal Balance:             $110,652,249.48
______________________________________________________________________________

Weighted Average Coupon (Gross):                          10.419%
Gross Coupon Range:                             7.990% -  15.500%

Weighted Average Margin (Gross):                           4.283%
Gross Margin Range:                             1.650% -   9.300%

Weighted Average Life Cap (Gross):                        16.298% * Excludes 213 capless loans
Gross Life Cap Range:                          13.250% -  21.500%

Weighted Average Life Floor (Gross):                       4.288%
Gross Life Floor Range:                         1.650% -   9.300%

______________________________________________________________________________

Average Unpaid Principal Balance:                      $28,285.29
Average Original Principal Balance:                    $29,280.83

Maximum Unpaid Principal Balance:                     $101,955.62
Minimum Unpaid Principal Balance:                       $4,438.56

Maximum Original Principal Balance:                   $101,955.62
Minimum Original Principal Balance:                     $4,438.56

Weighted Avg. Stated Rem. Term (PTD to Mat Date):         178.801
Stated Rem Term Range:                          48.000 -  360.000

Weighted Avg. Amortized Rem. Term:                        178.927
Amortized Rem Term Range:                       33.315 -  429.915

Weighted Average Age (First Pay thru Paid Thru):            7.102
Age Range:                                       0.000 -  140.000

Weighted Average Original Term:                           185.903
Original Term Range:                            48.000 -  360.000

Weighted Average Original LTV:                             86.894
Original LTV Range:                            16.320% - 100.000%

Weighted Average Current LTV:                              84.986
Current LTV Range:                              9.442% - 100.000%

Weighted Average Combined LTV:                              4.283
Combined LTV Range:                             1.650% -   9.300%

Weighted Average Periodic Interest Cap:                    1.510%
Periodic Interest Cap Range:                    1.000% -   2.000%

Weighted Average Periodic Payment Cap:                     0.000%
Periodic Payment Cap Range:                     0.000% -   0.000%

Weighted Average Months to Interest Roll:                  10.745
Months to Interest Roll Range:                           4 -   14

Weighted Average Months to Payment Roll:                   12.581
Months to Payment Roll Range:                            1 -  149

Weighted Average Interest Roll Frequency:                  11.388
Interest Frequency Range:                                1 -   12

Weighted Average Payment Roll Frequency:                   12.829
Payment Frequency Range:                                12 -  149
______________________________________________________________________________

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.



                           GROSS COUPON
__________________________________________________________________


             Gross                                      Current
             Coupon              # Loans  % Pool        Balance

 7.75% < Gross Coupon <=  8.00%      2      .08          $87,633
 8.00% < Gross Coupon <=  8.25%     13      .66         $701,943
 8.25% < Gross Coupon <=  8.50%      8      .37         $394,476
 8.50% < Gross Coupon <=  8.75%     44     1.75       $1,866,072
 8.75% < Gross Coupon <=  9.00%     66     2.67       $2,850,481
 9.00% < Gross Coupon <=  9.25%    299    11.22      $11,988,087
 9.25% < Gross Coupon <=  9.50%    162     5.39       $5,763,337
 9.50% < Gross Coupon <=  9.75%    427    13.14      $14,046,901
 9.75% < Gross Coupon <= 10.00%    259     8.21       $8,777,201
10.00% < Gross Coupon <= 10.25%    346     9.08       $9,707,119
10.25% < Gross Coupon <= 10.50%    413    12.29      $13,142,090
10.50% < Gross Coupon <= 10.75%    200     5.01       $5,359,713
10.75% < Gross Coupon <= 11.00%    356     9.67      $10,336,244
11.00% < Gross Coupon <= 11.25%    168     3.10       $3,310,635
11.25% < Gross Coupon <= 11.50%    168     3.60       $3,844,409
11.50% < Gross Coupon <= 11.75%    205     3.28       $3,511,170
11.75% < Gross Coupon <= 12.00%    204     3.41       $3,643,062
12.00% < Gross Coupon <= 12.25%     96     1.49       $1,590,650
12.25% < Gross Coupon <= 12.50%    126     2.28       $2,441,379
12.50% < Gross Coupon <= 12.75%     47      .67         $718,880
12.75% < Gross Coupon <= 13.00%     70     1.11       $1,190,568
13.00% < Gross Coupon <= 13.25%     21      .30         $322,966
13.25% < Gross Coupon <= 13.50%     35      .51         $549,658
13.50% < Gross Coupon <= 13.75%     18      .27         $287,400
13.75% < Gross Coupon <= 14.00%      8      .16         $167,298
14.00% < Gross Coupon <= 14.25%      5      .09          $94,987
14.25% < Gross Coupon <= 14.50%      5      .07          $79,362
14.50% < Gross Coupon <= 14.75%      5      .06          $67,391
14.75% < Gross Coupon <= 15.00%      1      .01           $8,718
15.25% < Gross Coupon <= 15.50%      2      .04          $40,287
__________________________________________________________________
Total.....                       3,779   100.00%    $106,890,116
==================================================================



                  ORIGINAL CONTRACT BALANCES
________________________________________________________


                                                  Total
                                  # of           Current
    Original Loan Amount        Contracts        Balance

          Balance <=   5,000        2              9,157
  5,000 < Balance <=  10,000       67            548,601
 10,000 < Balance <=  15,000      308          3,597,214
 15,000 < Balance <=  20,000      632          9,655,300
 20,000 < Balance <=  25,000      624         13,172,063
 25,000 < Balance <=  30,000      634         16,946,908
 30,000 < Balance <=  35,000      488         15,641,948
 35,000 < Balance <=  40,000      321         11,857,589
 40,000 < Balance <=  45,000      233          9,796,702
 45,000 < Balance <=  50,000      173          8,133,508
 50,000 < Balance <=  55,000      107          5,548,725
 55,000 < Balance <=  60,000       84          4,806,386
 60,000 < Balance <=  65,000       47          2,925,824
 65,000 < Balance <=  70,000       31          2,047,879
 70,000 < Balance <=  75,000       13            937,496
 75,000 < Balance <=  80,000        5            385,589
 80,000 < Balance <=  85,000        5            411,096
 85,000 < Balance <=  90,000        1             88,114
 90,000 < Balance <=  95,000        3            278,062
100,000 < Balance <= 105,000        1            101,956
________________________________________________________
Total...                        3,779       $106,890,116
========================================================

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.




                  YEAR OF ORIGINATION
____________________________________________________


   Year of         # of      % of          Current
 Origination       Loans     Pool          Balance

    1985             3       .03            $29,868
    1986            46       .45           $476,875
    1987            62       .63           $677,547
    1988            73       .89           $948,208
    1989            76       .97         $1,041,649
    1990            74       .95         $1,012,275
    1991            62       .73           $783,640
    1992            46       .62           $667,120
    1993            93      1.68         $1,798,554
    1994           104      1.98         $2,119,768
    1995             7       .19           $208,421
    1996           211      6.15         $6,571,545
    1997         2,922     84.72        $90,554,647
____________________________________________________
Total...         3,779    100.00%      $106,890,116
====================================================




                       REMAINING TERM
___________________________________________________________


                             # of    % of         Current
     Remaining Term         Loans    Pool         Balance

 36 < Rem Term <=  48          8     .06          $66,109
 48 < Rem Term <=  60        168    1.71       $1,828,259
 60 < Rem Term <=  72        109    1.15       $1,234,115
 72 < Rem Term <=  84        296    4.11       $4,393,899
 84 < Rem Term <=  96        128    1.77       $1,890,782
 96 < Rem Term <= 108        181    3.57       $3,820,178
108 < Rem Term <= 120        269    5.02       $5,361,937
120 < Rem Term <= 132        128    2.93       $3,134,659
132 < Rem Term <= 144        304    7.06       $7,551,666
144 < Rem Term <= 156        204    5.42       $5,797,723
156 < Rem Term <= 168         18     .50         $534,926
168 < Rem Term <= 180        660   18.66      $19,944,710
180 < Rem Term <= 192        470   14.83      $15,855,643
192 < Rem Term <= 204        149    5.50       $5,877,293
204 < Rem Term <= 216         29     .81         $864,588
216 < Rem Term <= 228        118    4.96       $5,297,935
228 < Rem Term <= 240        436   16.97      $18,140,228
240 < Rem Term <= 252          4     .15         $155,885
252 < Rem Term <= 264         18     .91         $973,836
264 < Rem Term <= 276          9     .42         $452,980
276 < Rem Term <= 288          8     .25         $269,985
288 < Rem Term <= 300         47    2.26       $2,413,734
336 < Rem Term <= 348          3     .09          $94,494
348 < Rem Term <= 360         15     .87         $934,552
___________________________________________________________
Total.....                 3,779  100.00%    $106,890,116
===========================================================


THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.




                    GEOGRAPHIC DISTRIBUTION
 ___________________________________________________________


                                          Current
     State        # Loans % Pool          Balance

Alabama             31     .85           $912,815
Arkansas            19     .55           $590,769
Arizona             13     .41           $438,181
California           1     .01            $10,776
Colorado             3     .14           $147,211
Dist of Col          1     .05            $57,267
Delaware             2     .11           $112,444
Florida            164    4.23         $4,523,544
Georgia             65    1.60         $1,711,364
Iowa                 1     .02            $18,050
Illinois             1     .02            $26,571
Indiana            407    4.91         $5,251,474
Kansas               1     .05            $52,937
Kentucky           353    9.24         $9,875,359
Louisiana           79    2.08         $2,221,510
Maryland             1     .03            $32,186
Maine                1     .02            $22,746
Michigan             6     .07            $70,095
Missouri            21     .57           $612,793
Mississippi         28     .82           $871,802
North Carolina     508   15.21        $16,258,155
New Jersey           2     .03            $35,753
New Mexico          19     .59           $629,182
New York           167    3.36         $3,588,022
Ohio                61    1.04         $1,116,678
Oklahoma            35     .99         $1,062,740
Oregon               5     .20           $215,397
Pennsylvania         3     .08            $86,188
South Carolina     545   16.97        $18,141,460
South Dakota         1     .03            $26,805
Tennessee          345    9.96        $10,644,012
Texas              761   21.89        $23,394,398
Utah                 1     .03            $33,839
Virginia           117    3.54         $3,779,841
Vermont              1     .02            $24,988
Wisconsin            1     .02            $24,305
West Virgina         9     .25           $268,462
__________________________________________________________
Total.....       3,779  100.00%      $106,890,116
==========================================================


THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.





                           GROSS MARGIN
__________________________________________________________________


                                                             Total
             Gross                   #      %              Current
             Margin                Loan   Pool             Balance

 1.50% < Gross Margin <=  1.75%      1    .08            $83,385.15
 1.75% < Gross Margin <=  2.00%      7    .34           $362,451.69
 2.00% < Gross Margin <=  2.25%      6    .30           $321,034.75
 2.25% < Gross Margin <=  2.50%     20    .85           $908,617.55
 2.50% < Gross Margin <=  2.75%     48   1.89         $2,023,938.81
 2.75% < Gross Margin <=  3.00%    142   5.06         $5,411,302.44
 3.00% < Gross Margin <=  3.25%    216   7.89         $8,431,278.27
 3.25% < Gross Margin <=  3.50%    326  11.14        $11,903,126.90
 3.50% < Gross Margin <=  3.75%    348  10.07        $10,767,973.33
 3.75% < Gross Margin <=  4.00%    308   8.74         $9,343,152.40
 4.00% < Gross Margin <=  4.25%    271   8.43         $9,007,559.58
 4.25% < Gross Margin <=  4.50%    301   8.92         $9,533,576.52
 4.50% < Gross Margin <=  4.75%    307   8.63         $9,222,619.47
 4.75% < Gross Margin <=  5.00%    260   6.43         $6,872,542.94
 5.00% < Gross Margin <=  5.25%    179   4.00         $4,276,399.17
 5.25% < Gross Margin <=  5.50%    179   3.53         $3,770,816.45
 5.50% < Gross Margin <=  5.75%    128   2.23         $2,382,145.83
 5.75% < Gross Margin <=  6.00%    137   2.45         $2,621,353.26
 6.00% < Gross Margin <=  7.00%    448   6.98         $7,456,406.33
 7.00% < Gross Margin <=  8.00%    119   1.67         $1,781,987.62
 8.00% < Gross Margin <=  9.00%     21    .28           $300,770.39
 9.00% < Gross Margin <= 10.00%      7    .10           $107,677.53
___________________________________________________________________
Total.....                       3,779 100.00%      $106,890,116.38
===================================================================



                                   INDEX CODE
________________________________________________________________________


                                                           Total
                                    #      %             Current
       Loan Feature                Loan   Pool           Balance

1YR CMT                            176   3.38         $3,607,939.67
6 MONTH T-BILL                     454   5.47         $5,843,738.21
5YR CMT                          3,145  91.12        $97,400,523.62
PRIME RATE                           4    .04            $37,914.88
________________________________________________________________________
Total.....                       3,779 100.00%      $106,890,116.38
========================================================================


THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.



                                Gross Life Cap
___________________________________________________________________


                                                           Total
             Gross                  #      %              Current
            Life Cap               Loan   Pool            Balance

 	  CAPLESS                  213   3.83         $4,093,222.90
13.00% < Gross Life Cap <= 13.25     2    .08            $89,023.01
13.50% < Gross Life Cap <= 13.75     5    .23           $249,445.59
13.75% < Gross Life Cap <= 14.00    13    .58           $624,198.53
14.00% < Gross Life Cap <= 14.25    45   1.84         $1,968,594.27
14.25% < Gross Life Cap <= 14.50    32   1.07         $1,146,693.31
14.50% < Gross Life Cap <= 14.75   125   4.01         $4,290,205.23
14.75% < Gross Life Cap <= 15.00   110   4.09         $4,367,736.56
15.00% < Gross Life Cap <= 15.25   336  12.04        $12,873,662.10
15.25% < Gross Life Cap <= 15.50   270   8.89         $9,498,165.06
15.50% < Gross Life Cap <= 15.75   403  12.62        $13,489,207.25
15.75% < Gross Life Cap <= 16.00   341  10.36        $11,068,806.77
16.00% < Gross Life Cap <= 16.25   228   6.20         $6,624,002.92
16.25% < Gross Life Cap <= 16.50   283   8.65         $9,244,759.45
16.50% < Gross Life Cap <= 16.75   133   3.00         $3,201,683.06
16.75% < Gross Life Cap <= 17.00   225   5.96         $6,370,263.29
17.00% < Gross Life Cap <= 17.25   119   2.29         $2,443,144.28
17.25% < Gross Life Cap <= 17.50   112   2.53         $2,700,398.10
17.50% < Gross Life Cap <= 17.75    99   1.78         $1,907,583.05
17.75% < Gross Life Cap <= 18.00    83   1.70         $1,811,800.52
18.00% < Gross Life Cap <= 18.25    30    .53           $562,867.42
18.25% < Gross Life Cap <= 18.50    61   1.14         $1,213,678.98
18.50% < Gross Life Cap <= 18.75    17    .33           $350,553.74
18.75% < Gross Life Cap <= 19.00    32    .50           $539,204.70
19.00% < Gross Life Cap <= 19.25     8    .16           $173,476.25
19.25% < Gross Life Cap <= 19.50    16    .23           $245,003.24
19.50% < Gross Life Cap <= 19.75     5    .10           $105,075.15
19.75% < Gross Life Cap <= 20.00     7    .14           $148,934.86
20.00% < Gross Life Cap <= 20.25     2    .03            $32,415.79
20.25% < Gross Life Cap <= 20.50     2    .05            $51,572.60
20.50% < Gross Life Cap <= 20.75     1    .01            $10,985.18
20.75% < Gross Life Cap <= 21.00   420   5.03         $5,374,934.22
21.00% < Gross Life Cap <= 22.00     1    .02            $18,819.00
___________________________________________________________________
Total.....                       3,779 100.00%      $106,890,116.38
===================================================================



                           LTV RANGE
______________________________________________________


           LTV                       %           Current
          RANGE            # Loans  Pool         Balance

  0.000 < LTV <=  60.000     165   2.45       $2,623,599
 60.000 < LTV <=  65.000     147   2.75       $2,934,995
 65.000 < LTV <=  70.000     156   3.11       $3,320,824
 70.000 < LTV <=  75.000     220   5.10       $5,449,069
 75.000 < LTV <=  80.000     225   5.79       $6,191,658
 80.000 < LTV <=  85.000     433  11.96      $12,780,059
 85.000 < LTV <=  90.000     548  16.37      $17,502,583
 90.000 < LTV <=  91.000     514  14.97      $15,998,968
 91.000 < LTV <=  94.000     277   6.63       $7,087,474
 94.000 < LTV <=  96.000     720  21.97      $23,482,562
 96.000 < LTV <= 100.000     374   8.90       $9,518,327
________________________________________________________
Total.....                 3,779 100.00%    $106,890,116
========================================================



THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.